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                                                                  Exhibit 23.2



                                 PwC LETTERHEAD
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 1, 2006 relating to the financial statements of Hormos Medical Oy, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers Oy
Turku, Finland
February 3, 2006